Exhibit 10.1
MODIFICATION AGREEMENT
THIS MODIFICATION AGREEMENT (this “Modification Agreement”) is made and entered into as of November 17, 2022 (the “Modification Date”), by and between FROST BANK, a Texas state bank (“Lender”), and STELLAR BANCORP, INC., a Texas corporation (“SBI” or “Borrower”), f/k/a CBTX, Inc.
RECITALS:
    WHEREAS, on or about December 13, 2017, Lender made available to Borrower a revolving line of credit in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) (the “Revolving Credit Commitment”), as evidenced by that certain Revolving Promissory Note dated December 13, 2017 (the “Original Note”), made by Borrower and payable to the order of Lender, and as further evidenced by that certain Loan Agreement dated of even date with the Original Note (the “Original Loan Agreement”), by and between Borrower and Lender, and as secured by that certain Pledge and Security Agreement dated of even date with the Original Note (the “Pledge Agreement”), by and between Borrower and Lender, pursuant to which Borrower pledged as collateral security for the payment and performance of the Obligations, all of Borrower’s right, title and interest in and to 100% of the issued and outstanding shares of capital stock of COMMUNITYBANK OF TEXAS, N.A., a national banking association (“CommunityBank”);
    WHEREAS, on or about December 13, 2018, Lender modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2018 (the “First Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain Amended and Restated Loan Agreement dated of even date with the First Renewal Note (the “First Amended Loan Agreement”), by and between Borrower and Lender;
    WHEREAS, on or about December 13, 2019, Lender further modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2019 (the “Second Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain Second Amended and Restated Loan Agreement dated of even date with the Second Renewal Note (as amended, the “Second Amended Loan Agreement”), by and between Borrower and Lender;
    WHEREAS, on or about December 13, 2021, Lender further modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2021 (the “Third Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain First Amendment to Second Amended and Restated Loan Agreement (the “Third Amended Loan Agreement,” and together with this Modification Agreement, the Original Note, Original Loan Agreement, Pledge Agreement, First Renewal Note, First Amended Loan Agreement, Second Renewal Note, Second Amended Loan Agreement, Third Renewal Note, Amended Pledge Agreement (as defined below), and all such other documents, instruments and agreements evidencing, security or pertaining to the Obligations as will from time to time be executed and delivered to Lender by Borrower, any Subsidiary, any Obligated Party or any other party in connection with the Revolving Credit Commitment, and any future amendments, restatements, modifications, ratifications, confirmations, extensions or supplements hereto or thereto, the “Loan Documents”), by and between Borrower and Lender;
    WHEREAS, effective October 1, 2022, (i) CommunityBank merged with and into ALLEGIANCE BANK, a Texas state bank (“Allegiance Bank”), with Allegiance Bank surviving the merger (the “Bank Merger”); (ii) ALLEGIANCE BANCSHARES, INC., a
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Texas corporation, merged with and into Borrower, with Borrower surviving the merger (the “Holding Company Merger”); and (iii) in connection with the Holding Company Merger, CBTX, Inc. changed its corporate name to SBI;
    WHEREAS, as a result of the Bank Merger, the corporate existence of CommunityBank ceased to exist effective as of October 1, 2022;
    WHEREAS, Borrower has requested that Lender modify the Revolving Credit Commitment and the Loan Documents to (i) pledge as collateral security for the payment and performance of the Obligations all of Borrower’s right, title and interest in and to 100% of the shares of capital stock of Allegiance Bank, as evidenced by that certain Amended and Restated Pledge and Security Agreement dated of even date herewith (the “Amended Pledge Agreement”), by and between Borrower and Lender; and (ii) properly identify Borrower’s corporate name as SBI; and
    WHEREAS, Lender has agreed to make such modifications on the terms and subject to the conditions set forth herein.
    NOW, THEREFORE, subject to all terms, conditions and covenants hereinafter set forth and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
1.Definitions. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Second Amended Loan Agreement.
2.Acknowledgement of Outstanding Balance. The parties hereby acknowledge and agree that the aggregate outstanding principal balance of all Advances on the Revolving Credit Commitment as of the Modification Date is $0.00.
3.Amended Pledge Agreement. In consideration of Lender’s agreement to modify the terms and conditions of the Revolving Credit Commitment as provided herein, Borrower shall execute and deliver to Lender the Amended Pledge Agreement.
4.Modifications to Second Amended Loan Agreement. Effective as of the Modification Date, the Second Amended Loan Agreement is hereby modified as follows:
(a)Borrower Name. The parties acknowledge and agree that all references to “Borrower” in the Second Amended Loan Agreement, shall mean STELLAR BANCORP, INC., a Texas corporation, f/k/a CBTX, Inc.
(b)Definitions. The following defined terms shall replace and supersede the matching defined terms set forth in Section 1.1 of the Second Amended Loan Agreement:
“Bank” means ALLEGIANCE BANK, a Texas state bank and successor by merger to COMMUNITYBANK OF TEXAS, N.A., whose principal place of business is 9 Greenway Plaza, Suite 110, Houston, Texas 77046, and all other banks and financial institutions whether chartered by the federal government or any state, which are acquired after the Closing Date by Borrower or its Subsidiaries with proceeds of the Loan evidenced by the Note.
“Loan Documents” has the meaning ascribed to it in the Modification Agreement.
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“Modification Agreement” means that certain Modification Agreement dated November 17, 2022, by and between Borrower and Lender.
“Security Instruments” means any documents securing the Obligations, including, without limitation, that certain Amended and Restated Pledge and Security Agreement dated November 17, 2022, by and between Borrower and Lender, securing repayment of the Obligations.
5.Modifications to Third Renewal Note. Effective as of the Modification Date, the Third Renewal Note is hereby modified as follows:
(c)Borrower Name. The parties acknowledge and agree that all references to “Borrower” in the Third Renewal Note shall mean STELLAR BANCORP, INC., a Texas corporation, f/k/a CBTX, Inc.
(d)Security. Section 10 of the Third Renewal Note is hereby removed in its entirety and replaced with the following:
10.    Security. This Note replaces and supersedes any and all prior promissory notes from Borrower to Lender, including, without limitation, that certain Promissory Note dated December 13, 2019. This Note has been executed and delivered pursuant to that certain Second Amended and Restated Loan Agreement dated of even date herewith, by and between Borrower and Lender (as may be amended from time to time, the “Loan Agreement”), and is secured by, inter alia, that certain Amended and Restated Pledge and Security Agreement dated November 17, 2022, by and between Borrower and Lender, covering certain collateral as more particularly described therein. This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including, but not limited to, those documents described above, are collectively referred to as the “Loan Documents.” The holder of this Note is entitled to the benefits and security provided in the Loan Documents.
6.Modifications to Other Loan Documents.
(e)All references in the other Loan Documents to “Borrower” shall mean STELLAR BANCORP, INC., a Texas corporation, f/k/a CBTX, Inc.
(f)All references in the Loan Documents to the “Loan Agreement” shall mean the Second Amended Loan Agreement as modified hereby. All references in the Loan Documents to the “Note” shall mean the Third Renewal Note as modified hereby.
7.Conditions and Effectiveness. This Modification Agreement shall become effective as of the date hereof, when, and only when, Lender shall have received counterparts of this Modification Agreement executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:
(g)Loan Documents. This Modification Agreement, the Amended Pledge Agreement and any other documents, instruments and certificates relating hereto shall be duly executed by Borrower and delivered to Lender.
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(h)Resolutions. Lender shall have received corporate resolutions of the Board of Directors of Borrower, certified by the Secretary or Assistant Secretary of Borrower, which resolutions authorize the execution, delivery and performance by Borrower of this Modification Agreement and the other Loan Documents to be executed and delivered by Borrower contemporaneously herewith. Included in said resolutions or by separate document, the Lender shall receive a certificate of incumbency certified by the Secretary or Assistant Secretary of Borrower certifying the names of each officer authorized to execute this Agreement and the other Loan Documents on behalf of Borrower, together with specimen signatures of such officers.
(i)Certificate of Merger - Bank Merger. Lender shall have received a copy of the Certificate of Merger dated effective October 1, 2022, with Allegiance Bank’s Amended and Restated Certificate of Formation attached thereto, duly certified by the Texas Department of Banking.
(j)Certificate of Merger - Holding Company Merger. Lender shall have received a copy of the Certificate of Merger dated effective October 1, 2022, with Borrower’s Second Amended and Restated Certificate of Formation attached thereto, duly certified by the Texas Secretary of State.
(k)Bylaws of Borrower. Lender shall have received Borrower’s Bylaws, and all amendments thereto, certified to be true and correct by the Secretary of Borrower.
(l)Bylaws of Allegiance Bank. Lender shall have received Allegiance Bank’s Bylaws, and all amendments thereto, certified to be true and correct by the Secretary of Allegiance Bank.
8.Representations and Warranties. In order to induce Lender to enter into this Modification Agreement, Borrower represents and warrants the following:
(m)Borrower has the corporate power to execute and deliver this Modification Agreement, the Amended Pledge Agreement and other Loan Documents and to perform all of its obligations in connection herewith and therewith.
(n)The execution and delivery by Borrower of this Modification Agreement, the Amended Pledge Agreement and other Loan Documents and the performance of its obligations in connection herewith and therewith (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Certificate of Formation or Bylaws of such entity; (iii) to the knowledge of the Borrower, will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.
(o)Other than as disclosed in its quarterly report on Form 10-Q for the quarter ended September 30, 2022 as filed by Borrower with the Securities and Exchange Commission, there is no action, suit or proceeding at Law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Modification Agreement or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Modification Agreement.
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(p)The representations and warranties of Borrower contained in the Loan Agreement, this Modification Agreement, the Amended Pledge Agreement and any other Loan Document securing Borrower’s Obligations to Lender are correct and accurate in all material respects as of the date hereof as though made on and as of the date hereto except to the extent that (i) any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty was true and correct in all respects on such earlier date; and (ii) the facts upon which such representations are based have been changed by the transactions herein contemplated.
9.Ratification of Obligations and Agreements.
(q)Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Second Amended Loan Agreement (as modified by this Modification Agreement), Third Renewal Note, Amended Pledge Agreement and all other Loan Documents.
(r)The Second Amended Loan Agreement, this Modification Amendment, the Third Renewal Note, Amended Pledge Agreement and each other Loan Document, as hereby modified, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect.
10.No Waiver. The execution, delivery and effectiveness of this Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.
11.Miscellaneous.
(s)Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Modification Agreement, and the other Loan Documents and the performance hereof and thereof, including, without limitation, the making of Advances or granting of the Revolving Credit Commitment and the delivery of the Amended Pledge Agreement and all other Loan Documents, and shall further survive until all of Borrower’s Obligations to Lender are paid in full.
(t)Loan Document. This Modification Agreement, the Amended Pledge Agreement and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Second Amended Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.
(u)Governing Law. This Modification Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.
(v)Counterparts. This Modification Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.
(w)Release of Claims. Borrower, by its execution of this Modification Agreement, hereby declares that, as of the date hereof, it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Revolving Credit Commitment, the renewal, modification and extension of the Revolving Credit Commitment or the Loan Documents, any documents mentioned herein or otherwise; and, to the extent any such setoffs,
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counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.
(x)ENTIRE AGREEMENT; AMENDMENT. THIS MODIFICATION AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS MODIFICATION AGREEMENT AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.
[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned parties have caused this Modification Agreement to be executed as of the date first written above.
LENDER:
FROST BANK, a Texas state bank

By:
Name:         Cliff McCauley
Its:     Senior Executive Vice President
                            BORROWER:
    STELLAR BANCORP, INC., a Texas corporation f/k/a CBTX, Inc.

                            By:
Robert R. Franklin, Jr., Chief Executive Officer
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